                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sections 240.14a-11(c) or 240.14a-12

                                 ENDOCARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

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

                                 ENDOCARE, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 20, 2000

TO THE STOCKHOLDERS OF ENDOCARE, INC.:

     The 2000 Annual Meeting of Stockholders (the "2000 Annual Meeting") of Endocare, Inc. (the "Company" or "Endocare") will be held at 11:00 a.m., Pacific Time, on Thursday, April 20, 2000 at 7 Studebaker, Irvine, California 92618, for the following purposes:

     1. To elect six Directors to the Board of Directors of the Company to serve during the ensuing year and until their successors are elected and qualified.

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of the Company's common stock (the "Common Stock") authorized for issuance thereunder by an additional 30,000,000 shares to a total of 50,000,000 shares of Common Stock.

     3. To ratify the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2000.

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only the stockholders of record at the close of business on March 20, 2000 will be entitled to notice of and to vote at the 2000 Annual Meeting or any adjournment or postponement thereof.

     A copy of the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999 is being mailed with this Notice but is not to be considered part of the proxy soliciting material.

                                          By Order of the Board of Directors

                                          /s/  PAUL W. MIKUS
                                          --------------------------------------
                                               Paul W. Mikus
                                               Chairman, President and Chief
                                               Executive Officer
March 22, 2000
Irvine, California

     YOU ARE URGED TO VOTE UPON THE MATTERS PRESENTED AND TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. IT IS IMPORTANT FOR YOU TO BE REPRESENTED AT THE MEETING. PROXIES ARE REVOCABLE AT ANY TIME AND THE EXECUTION OF YOUR PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ARE PRESENT AT THE MEETING.

     REQUESTS FOR ADDITIONAL COPIES OF PROXY MATERIALS SHOULD BE ADDRESSED TO WILLIAM R. HUGHES, CORPORATE SECRETARY, AT THE OFFICES OF THE COMPANY, 7 STUDEBAKER, IRVINE, CALIFORNIA 92618.

                                 ENDOCARE, INC.

                        -------------------------------

                                PROXY STATEMENT

                        -------------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Endocare, Inc., a Delaware corporation (the "Company" or "Endocare"), for use at the 2000 Annual Meeting of Stockholders (the "2000 Annual Meeting") to be held on Thursday, April 20, 2000 at 11:00 a.m., Pacific Time, at 7 Studebaker, Irvine, California 92618, and any adjournment or postponement thereof. This Proxy Statement and the form of proxy to be utilized at the 2000 Annual Meeting were mailed or delivered to the stockholders of the Company on or about March 30, 2000.

RECORD DATE AND VOTING

     The Board has fixed the close of business on March 20, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to vote at the 2000 Annual Meeting and any adjournment or postponement thereof. As of the Record Date, there were outstanding __ shares of the Company's common stock (the "Common Stock").

QUORUM AND VOTING REQUIREMENTS

     The holders of record of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the 2000 Annual Meeting. As to all matters, each stockholder is entitled to one vote for each share of Common Stock held. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The Director nominees who receive the greatest number of votes at the 2000 Annual Meeting will be elected to the Board of the Company. Stockholders are not entitled to cumulate votes. Votes against a candidate and votes withheld have no legal effect. In matters other than the election of Directors, abstentions are counted as negative votes in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

VOTING ELECTRONICALLY VIA THE INTERNET OR TELEPHONE

     If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible stockholders who receive a paper copy of the Annual Report and Proxy Statement the opportunity to vote via the Internet or by telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not reference Internet or telephone information, please complete and return the paper Proxy in the self-addressed postage paid envelope provided.

PROXIES

     If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the Directors proposed by the Board unless the authority to vote for the election of such Directors is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2 and 3 described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices a notice of revocation or another signed Proxy with a later date. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Six Directors are to be elected at the 2000 Annual Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified. In the absence of instructions to the contrary, proxies covering shares of Common Stock will be voted in favor of the election of the persons listed below. In the event that any nominee for election as Director should become unavailable to serve, it is intended that votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board. Management has no present knowledge that any of the persons named will be unavailable to serve.

     No arrangement or understanding exists between any nominee and any other person or persons pursuant to which any nominee was or is to be selected as a Director or nominee. None of the nominees has any family relationship to any other nominee or to any Executive Officer of the Company.

INFORMATION CONCERNING INCUMBENT DIRECTORS AND NOMINEES TO BOARD OF DIRECTORS

     Information is set forth below concerning the incumbent Directors, all of whom are also nominees for election as Directors, and the year in which each incumbent Director was first elected as a Director of the Company. Each nominee has furnished the information as to his or her beneficial ownership of Common Stock as of February 29, 2000 and, if not employed by the Company, the nominee's principal occupation. Each nominee has consented to being named in this Proxy Statement as a nominee for Director and has agreed to serve as a Director if elected. Ages are shown as of February 29, 2000.

                NAME                   AGE        POSITION WITH THE COMPANY      DIRECTOR SINCE
                ----                   ---        -------------------------      --------------
Paul W. Mikus                          34     President, Chief Executive              1995
                                              Officer,
                                              Chairman of the Board of
                                              Directors
Peter F. Bernardoni+*                  40     Director                                1995
Robert F. Byrnes+*                     55     Director                                1997
Benjamin Gerson, M.D.+*                52     Director                                1997
Alan L. Kaganov, Sc.D                  61     Director                                1999
Michael J. Strauss, M.D.               46     Director                                1999

---------------
* Member of the Compensation Committee.

+ Member of the Audit Committee.

     Paul W. Mikus has served as President, Chief Executive Officer, Chairman and Director since November, 1995. From June, 1995 to October 1995, he was President of Endocare when it was a division of Medstone International. Prior to becoming President of Endocare, from October, 1994 to May, 1995, he managed worldwide sales and marketing for Prosurg, Inc. From July, 1989 to September, 1994, he worked for Medstone International as Manager of Engineering where he co-founded Endocare. Mr. Mikus has a BS degree in Electrical Engineering. He serves on the Board of Directors of Sanarus Medical Inc.

     Peter F. Bernardoni has served as a Director since November, 1995. Mr. Bernardoni has been a Vice President of Technology Funding Inc. since 1991 and a partner in Technology Funding Ltd. since 1994. Mr. Bernardoni has an MS in Mechanical Engineering from Stanford University. He serves on the Board of Directors of Urogen Corporation, PEP, Reflection Technology, Physiometrix, Prolinx and Sanarus Medical Inc.

     Robert F. Byrnes joined Endocare's Board of Directors in August, 1997. Previously, Mr. Byrnes served in a number of top-level management positions in the health care industry including Chairman and Chief Executive Officer of Tokos Medical and President and Chief Executive Officer of Matria Healthcare, Inc. Mr. Byrnes has a BS degree in Pharmacy from Ferris State University and a Masters of Business Administration from Loyola University. He serves on the Board of Directors of Tandem Medical, Advolife, Biomens and Pelvicare.

     Benjamin Gerson, M.D. joined Endocare's Board of Directors in August, 1997. Dr. Gerson is a Professor of Pathology and Laboratory Medicine and Professor of Pharmacology and Experimental Therapeu-tics at Boston University School of Medicine. Dr. Gerson was previously a panel member of the U.S. Food and Drug Administration (FDA) and had served as Chairman of the Clinical Chemistry and Clinical Toxicology Devices Panel, Center for Devices and Radiological Health. He obtained his M.D. from Thomas Jefferson University.

     Alan L. Kaganov, Sc.D. was appointed Director in January, 1999. Dr. Kaganov has been a partner at U.S. Venture Partners since July, 1996. Dr. Kaganov previously was Vice President of Business Development and led Strategic Planning at Boston Scientific Corporation from 1993 to 1996. Prior to his role at BSC, he served as President and CEO of EP Technologies and Vice President of Technology and Business Development at Baxter International. Dr. Kaganov holds an Sc.D. (Doctorate of Science) in Biomedical Engineering from Columbia University and a Masters of Business Administration/Corporate Finance degree from New York University. Dr. Kaganov also serves on the Board of Directors of Eclipse Surgical Technologies, Inc.

     Michael J. Strauss, M.D., M.P.H. was appointed Director in February, 1999. He was a founder and officer of Covance Health Economics and Outcomes Services, Inc. (formerly Health Technology Associates) from 1988 through 1999 and still serves as a consultant to the company. Previously, Dr. Strauss served as Senior Associate and Principal of Lewin and Associates. He obtained his M.D. at Duke University Medical School and an M.P.H. from University of Washington School of Public Health. He serves on the Board of Directors of Cyberonics, Inc., Kaiser's mid-Atlantic Permanente Medical Group and the Medicare Program's Medical Coverage Advisory Committee.

BOARD COMMITTEES

     The Board of Directors established the Audit Committee to: (i) make recommendations concerning the engagement of independent public accountants;
(ii) review with the independent public accountants the plans for, and scope of, the audit procedures to be utilized and results of the audit; (iii) approve the professional services provided by the independent public accountants; (iv) review the independence of the independent public accountants; and (v) review the adequacy and effectiveness of the Company's internal accounting controls. Mr. Peter F. Bernardoni, Mr. Robert F. Byrnes and Dr. Benjamin Gerson are the members of the Audit Committee. The Committee held one meeting in 1999.

     The Board of Directors established the Compensation Committee which consists of Mr. Peter F. Bernardoni, Mr. Robert F. Byrnes and Dr. Benjamin Gerson, none of whom are employees of the Company. The Compensation Committee determines the compensation of the Company's Executive Officers and administers the 1995 Stock Plan and the 1995 Director Option Plan (the "Director Plan"). The Committee held two meetings in 1999.

MEETINGS AND REMUNERATION

     During fiscal 1999, the Board held 9 meetings and took various actions by written consent. Each incumbent Director attended at least 75% of the aggregate of: (i) the total number of meetings held by the Board during fiscal 1999; and
(ii) the total number of meetings held by all committees of the Board during that period within which he was a member of such committee.

     Each Director is elected to hold office until the next annual meeting of stockholders and until his respective successor is elected and qualified. The Company does not compensate its directors for their services as such. However, Directors are reimbursed for their out-of-pocket expenses in attending Board meetings, and each of the Company's non-employee Directors participates in the Director Plan. In addition, non-employee Directors, Messrs. Byrnes and Kaganov, perform certain consulting services for the Company apart from their services on the Board of the Company. Their consulting services and the compensation they receive for them are described in this Proxy Statement under the Section entitled "Certain Transactions."

     Under the automatic option grant program in effect under the Company's 1995 Director Option Plan, each individual who was serving as a non-employee Board member (each, an "Outside Director") prior to June 4, 1998, was automatically granted an option to purchase 10,000 fully vested shares of Common Stock upon his or her initial election or appointment as an Outside Director. On June 4, 1998, at the 1998 annual meeting of stockholders, the Company's stockholders approved an amendment to the Director

Plan increasing the automatic option grant made to an Outside Director upon his or her initial appointment or election to the Board to a 20,000 share option grant which becomes exercisable in two equal annual installments over the Director's first two years of Board service. In addition, under the Director Plan, after such Director's initial appointment, he or she receives an automatic option grant each January 1, or first trading day thereafter, to acquire 5,000 shares of Common Stock, provided that he or she has served on the Board for at least six months. The 5,000 share annual option grants become fully vested and exercisable on the first anniversary of the grant date, provided the Outside Director continues in Board service through such date.

     Outside Directors Messrs. Bernardoni, Byrnes and Gerson received the automatic 5,000 share option grant as described above on January 4, 1999. In addition, upon their respective appointment to the Board in January, 1999 and February, 1999, Outside Directors Dr. Alan Kaganov and Dr. Michael Strauss each received the automatic 20,000 share option grant described above. Most recently, on January 3, 2000, each Outside Director received the automatic 5,000 share option grant described above. All of the options granted to Outside Directors were granted at an exercise price equal to the fair market value of the Common Stock on the date the options were granted.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE LISTED ABOVE.

PROPOSAL 2 -- APPROVAL OF AMENDMENT OF THE RESTATED CERTIFICATE OF INCORPORATION

     The present capital structure of the Company authorizes 20,000,000 shares of Common Stock and 1,000,000 shares of preferred stock each having a par value of $.001 per share. The Board of Directors believes this capital structure is inadequate for the present and future needs of the Company. Therefore, the Board of Directors has unanimously approved the amendment of the Company's Restated Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 20,000,000 shares to 50,000,000 shares. The Board believes this capital structure more appropriately reflects the present and future needs of the Company and recommends such amendment to the Company's stockholders for adoption. The undesignated preferred stock may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board of Directors. On February 29, 2000, 11,297,531 shares of Common Stock were outstanding and no shares of preferred stock were outstanding.

PURPOSE OF AUTHORIZING ADDITIONAL COMMON STOCK

     Authorizing an additional 30,000,000 shares of Common Stock would give the Board of Directors the express authority, without further action of the stockholders, to issue such Common Stock from time to time as the Board of Directors deems necessary. The Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes. Potential uses of the additional authorized shares may include acquisition transactions, equity financings and issuance of options pursuant to the Company's 1995 Stock Plan without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange on which the Company's securities may then be listed.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by the Company could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in the Company's earnings and book value, an increase in the aggregate number of outstanding shares of the Company caused by the issuance of the additional shares would dilute the book value per share of all outstanding shares of the Company's Common Stock. If such factors were reflected in the price per share of Common Stock, the potential realizable value of a stockholder's investment could be adversely affected. The Common Stock carries no preemptive rights to purchase additional shares.

     The proposed amendment of the Company's Certificate of Incorporation was approved by unanimous written consent of the directors of the Company on March 14, 2000.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the Company's outstanding voting shares is required for approval of the amendment of the Company's Restated Certificate of Incorporation authorizing 30,000,000 additional shares of Common Stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION AUTHORIZING 30,000,000 ADDITIONAL SHARES OF COMMON STOCK.

                PROPOSAL 3 -- RATIFICATION OF THE APPOINTMENT OF
                      KPMG LLP AS INDEPENDENT ACCOUNTANTS

     The Board has selected KPMG LLP as independent public accountants to audit the financial statements of the Company for fiscal 2000. KPMG LLP served as the Company's independent public accountants for fiscal 1999. A member of that firm is expected to be present at the 2000 Annual Meeting, will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions. If the stockholders do not ratify the selection of KPMG LLP, if KPMG LLP should decline to act or otherwise become incapable of acting, or if its employment is discontinued, the Audit Committee will appoint the independent public accountants for fiscal 2000. Proxies solicited by the Board will be voted in favor of ratification unless stockholders specify otherwise.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR 2000.

                                 OTHER BUSINESS

     The Company is not aware of any other business to be presented at the 2000 Annual Meeting. All shares represented by Company proxies will be voted in favor of the proposals of the Company described herein unless otherwise indicated on the form of proxy. If any other matters properly come before the meeting, Company proxy holders will vote thereon according to their best judgment.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of Endocare Common Stock owned as of February 29, 2000 by: (i) the holders of more than 5% of Endocare Common Stock known to the Company; (ii) each Director of the Company; (iii) each of Endocare's Named Executive Officers (identified in the Summary Compensation Table herein); and (iv) all Directors and Executive Officers of the Company as a group.

                                                    AMOUNT AND NATURE
                         NAME AND ADDRESS             OF BENEFICIAL
TITLE OF CLASS        OF BENEFICIAL OWNER(1)          OWNERSHIP(2)      PERCENT OF CLASS
--------------        ----------------------        -----------------   ----------------
Common Stock    The Kaufmann Fund, Inc.                 1,913,000               17%
                  140 E. 45th Street
                  New York, NY 10017
                Peter F. Bernardoni(3)                    766,107              6.8%
                  Technology Funding Inc.
                  2000 Alameda de las Pulgas
                  San Mateo, CA 94403
                Brown Simpson Capital, LLC(4)           1,253,814              9.9%
                  Brown Simpson Asset
                  Management, LLC
                  Carnegie Hall Tower
                  152 West 57th Street, 40th Fl.
                  New York, NY 10019
                Paul W. Mikus(5)                          618,561(6)           5.2%
                Vincent C. Cutarelli(5)                   136,731(7)           1.2%
                Jay J. Eum(5)                              84,071(8)             *
                William R. Hughes(5)                      154,592(9)           1.4%
                Ralph L. Quigley(5)                       119,071(10)            1%
                Robert F. Byrnes                          266,613(11)          2.3%
                  9505 Hillwood Dr.
                  Suite 100
                  Las Vegas, NV 89134
                Benjamin Gerson, M.D.                      25,000(12)            *
                  70 Walnut Street
                  Wellesley, MA 02181
                Alan L. Kaganov, Sc.D.                     62,000(13)            *
                  2180 Sand Hill Rd.
                  Menlo Park, CA 94025
                Michael J. Strauss, M.D.                   25,000(14)            *
                  1100 New York Ave. NW
                  Washington, DC 20005-3934
                All Executive Officers and              2,432,746             19.3%
                  Directors
                  as a group (11 persons)

---------------
  *  Less than 1%.

 (1) All such shares were held of record with sole voting and investment power, subject to applicable community property laws, by the named individual and/or by his wife, except as indicated in the following footnotes.

 (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "Commission") and generally includes voting or investment power with respect to securities. Shares of common stock relating to options or convertible securities currently exercisable, or exercisable within 60 days of February 29, 2000, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person.

 (3) Includes 741,107 shares held by Technology Funding Partners III, L.P., Technology Funding Venture Partners IV, an Aggressive Growth Fund, L.P., Technology Funding Venture Partners V, an Aggressive Growth Fund, L.P., and Technology Funding Medical Partners I, L.P. (collectively, the "Funds"). Mr. Bernardoni is an officer of Technology Funding Inc. and a partner of Technology Funding Ltd., each a general partner of the Funds. Mr. Bernardoni has sole voting and share investment power with respect to all shares owned by the Funds, and therefore may be deemed to be beneficial owner of such shares. Also includes 25,000 shares issuable with respect to exercise of options.

 (4) Each of Brown Simpson Strategic Growth Fund, L.P. ("BSSGF L.P.") and its general partner, Brown Simpson Capital, LLC, may be deemed the benefical owner of 453,711 shares held for the account of BSSGF L.P. This number assumes the conversion of convertible debentures held for the account of BSSGF L.P. into 453,711 shares. Each of Brown Simpson Strategic Growth Fund, Ltd. ("BSSGF Ltd.") and Brown Simpson Asset Management, LLC, its investment manager, may be deemed the beneficial owner of 800,103 shares held for the account of BSSGF Ltd. This number assumes the conversion of convertible debentures held for the account of BSSGF Ltd. into 800,103 shares.

 (5) The address of such persons is 7 Studebaker, Irvine, California 92618.

 (6) Includes 606,250 shares subject to options that are exercisable within 60 days after February 29, 2000.

 (7) Includes 131,771 shares subject to options that are exercisable within 60 days after February 29, 2000.

 (8) Includes 78,750 shares subject to options that are exercisable within 60 days after February 29, 2000.

 (9) Includes 149,271 shares subject to options that are exercisable within 60 days after February 29, 2000.

(10) Includes 113,750 shares subject to options that are exercisable within 60 days after February 29, 2000.

(11) Includes 110,000 shares subject to options that are exercisable within 60 days after February 29, 2000.

(12) Represents 25,000 shares subject to options that are exercisable within 60 days after February 29, 2000.

(13) Includes 60,000 shares subject to options that are exercisable within 60 days after February 29, 2000.

(14) Includes 10,000 shares subject to options that are exercisable within 60 days after February 29, 2000.

             EXECUTIVE OFFICERS, COMPENSATION AND OTHER INFORMATION

     The Executive Officers of the Company and their ages as of February 29, 2000 are as follows:

        NAME          AGE                                   POSITION
        ----          ---                                   --------
Paul W. Mikus         34    President, Chief Executive Officer, Chairman of the Board of Directors
Vincent C. Cutarelli  50    Senior Vice President, Regulatory Affairs/Quality Assurance
Jay J. Eum            35    Vice President, Research & Development
William R. Hughes     43    Senior Vice President and Chief Financial Officer
Ralph L. Quigley      56    Senior Vice President, Operations

     Paul W. Mikus has served as President, Chief Executive Officer, Chairman and Director since November, 1995. From June, 1995 to October 1995, he was President of Endocare when it was a division of Medstone International. Prior to becoming President of Endocare, from October, 1994 to May, 1995, he managed worldwide sales and marketing for Prosurg, Inc. From July, 1989 to September, 1994, he worked for Medstone International as Manager of Engineering where he co-founded Endocare. Mr. Mikus has a BS degree in Electrical Engineering. He serves on the Board of Directors of Sanarus Medical Inc.

     Vincent C. Cutarelli, RAC, has served as Senior Vice President, Regulatory Affairs/Quality Assurance since January, 1999 and previously served as Vice President, Regulatory Affairs/Quality Assurance since September, 1996. He has over 25 years experience in regulatory affairs, quality assurance, GMP/ISO compliance and documentation control in the medical device industry. Most recently, he served as the Director, Regulatory Affairs at both Allergan Optical and Baxter Healthcare. After obtaining his Bachelor's degree in Chemistry and Biology from Clark University, he went on to become an ASQC Certified Quality Engineer and Regulatory Affairs Certified (RAC).

     Jay J. Eum has served as Vice President of Research & Development since January 1999 and previously served as Director of Research & Development from September, 1996 to January, 1999. In February 1996, he began working for Endocare as a Senior Engineer in the research and development department. Mr. Eum previously served as Senior Engineer for Cardiac Science from October, 1994 to February, 1996. Prior to that time, he served as Senior Software Engineer for Medstone International from September, 1991 to October, 1994. He has a BS degree in Electrical Engineering from California State University, Fullerton and a Masters degree in Electrical Engineering from Kansas State University.

     William R. Hughes has served as Senior Vice President and Chief Financial Officer since July 1997. With 20 years experience in public accounting and industry, Mr. Hughes previously served as Controller and Chief Accounting Officer for FileNet Corporation and was a partner in the accounting firm of KPMG Peat Marwick. He obtained a BS degree in Economics from California State University, San Luis Obispo and has been a Certified Public Accountant since 1981.

     Ralph L. Quigley has served as Senior Vice President, Operations since January, 1999 and previously served as Vice President, Operations since May, 1996. Prior to joining Endocare, Mr. Quigley served as Director of Operations for Workstation Technologies, from 1993 to 1996. From 1991 to 1993, Mr. Quigley was Vice President, Operations at L.H. Research, Inc., where he was responsible for both domestic and international operations. Mr. Quigley served as Director and Division General Manager at Everett-Charles Test Equipment Company from 1982 to 1988.

EXECUTIVE COMPENSATION

     The following table sets forth information regarding compensation earned by the Chief Executive Officer and the four (4) other most highly compensated Executive Officers whose salaries and bonus for the year ended December 31, 1999 was in excess of $100,000 (the "Named Executive Officers") for their services to the Company for the years ended December 31, 1997, 1998 and 1999.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                          ANNUAL COMPENSATION              ------------
                               -----------------------------------------    SECURITIES
                                                              OTHER         UNDERLYING
       NAME AND                                              ANNUAL          OPTIONS/         ALL OTHER
  PRINCIPAL POSITION     YEAR  SALARY($)   BONUS($)(1)   COMPENSATION($)    SARS(#)(2)    COMPENSATION($)(4)
  ------------------     ----  ---------   -----------   ---------------   ------------   ------------------
Paul W. Mikus            1999   150,000      67,406            --             40,000            3,729(3)
  Chairman,              1998   150,000      75,000            --            200,000            4,062
  President, CEO         1997   132,500      42,000            --                 --              464
Vincent Cutarelli(5)     1999   140,000      50,330            --             25,000            4,278(3)
  Senior V.P., RA/QA     1998   105,000      45,000            --            130,000            3,620
                         1997   100,000      17,500            --                 --              324
Jay J. Eum(6)            1999   135,000      42,466            --             20,000              364(3)
  Vice President,        1998    80,000       9,375            --             50,000              229
  Research & Dev.        1997    60,525       1,250            --                 --              152
William R. Hughes(7)     1999   150,000      67,406            --             25,000            5,384(3)
  Senior V.P., Chief     1998   140,000      70,000            --            110,000            5,432
  Financial Officer      1997    59,134      29,250            --            140,000              151
Ralph L. Quigley         1999   135,000      42,466            --             15,000            4,115(3)
  Senior V.P.,           1998   100,000      31,500            --             75,000            3,683
  Operations             1997    87,500      16,625            --                 --              394

---------------
(1) Annual bonus amounts are earned and accrued for the fiscal year in which reported, but are paid after the close of that fiscal year.

(2) The Company does not grant Stock Appreciation Rights.

(3) Represents group term life insurance payments.

(4) The 1998 and 1999 totals in the column reflect the value of the Company contributions to each named executive under the Endocare, Inc. 401K Plan and group term life insurance. These amounts for the 1998 and 1999 fiscal years, respectively, were as follows: Paul W. Mikus: $3,792 and $270; $3,474 and $255, Vincent Cutarelli: $3,063 and $557; $3,500 and $778, Jay J. Eum: $110
    and $119; $120 and $244, William R. Hughes: $4,963 and $469; $5,000 and
    $384, Ralph L. Quigley: $2,333 and $1,350; $2,700 and $1,415.

(5) Mr. Cutarelli joined the Company in September, 1996 and became an Executive Officer of the Company in 1997.

(6) Mr. Eum joined the Company in February, 1996 and was first appointed an Executive Officer in January, 1999.

(7) Mr. Hughes joined the Company and was first appointed an Executive Officer in July, 1997.

STOCK OPTIONS

     The following table sets forth information concerning each grant of stock options made during 1999 to each of the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                                  INDIVIDUAL GRANTS                      VALUE AT ASSUMED
                                 ---------------------------------------------------       ANNUAL RATES
                                 NUMBER OF     PERCENT OF                                 OF STOCK PRICE
                                   SHARES     TOTAL OPTIONS                              APPRECIATION FOR
                                 UNDERLYING    GRANTED TO     EXERCISE                  OPTION TERM($)(2)
                                  OPTIONS       EMPLOYEES     PRICE PER   EXPIRATION   --------------------
             NAME                GRANTED(1)     IN PERIOD       SHARE        DATE         5%         10%
             ----                ----------   -------------   ---------   ----------   --------   ---------
Paul W. Mikus                      40,000          8.2%         $2.03      01/06/09     51,066     129,412
Vincent C. Cutarelli               25,000          5.1%         $2.03      01/06/09     31,916      80,882
Jay J. Eum                         20,000          4.1%         $2.03      01/06/09     25,533      64,706
William R. Hughes                  25,000          5.1%         $2.03      01/06/09     31,916      80,882
Ralph L. Quigley                   15,000          3.1%         $2.03      01/06/09     19,150      48,530

---------------
(1) All options become fully vested and exercisable upon the merger of the Company with or into another corporation or the sale of substantially all of the Company's assets. Prior to and in the absence of such merger or sale, the options vest over a four-year period, with 25% to vest on the one year anniversary date, and the remaining 75% to vest in equal monthly installments thereafter over the following three years.

(2) The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option.

     The following table sets forth the number and value as of December 31, 1999 of shares underlying unexercised options held by each of the Named Executive Officers. No options were exercised during the 1999 fiscal year by any of the Named Executive Officers.

                         FISCAL YEAR-END OPTION VALUES

                                                 NUMBER OF SHARES
                                                    UNDERLYING                   VALUE OF UNEXERCISED
                                               UNEXERCISED OPTIONS            IN-THE-MONEY OPTIONS AS OF
                                             AS OF DECEMBER 31, 1999           DECEMBER 31, 1999($)(1)
                                           ----------------------------      ----------------------------
                 NAME                      EXERCISABLE    UNEXERCISABLE      EXERCISABLE    UNEXERCISABLE
                 ----                      -----------    -------------      -----------    -------------
Paul W. Mikus                                577,083         162,917          4,631,862        968,790
Vincent Cutarelli                            107,292         117,708            562,299        684,170
Jay J. Eum                                    66,250          53,750            507,457        331,368
William R. Hughes                            120,625         154,375            695,727        911,244
Ralph L. Quigley                              96,563          68,437            499,676        401,631

---------------
(1) Based on the fair market value, computed using the average bid and ask prices quoted on the NASDAQ SmallCap Market as of December 31, 1999 ($8.56 per share), less the exercise price payable upon exercise of such options.

INDEMNIFICATION AND EXCULPATION ARRANGEMENTS

     The Restated Certificate of Incorporation of Endocare limits the liability of Directors to Endocare or its stockholders to the fullest extent permitted by the Delaware General Corporation Law (the "DGCL"). Accordingly, pursuant to the provisions of the DGCL presently in effect, Directors of Endocare will not be personally liable for monetary damages for breach of a Director's fiduciary duty as a Director, except for liability: (i) for any breach of the Director's duty of loyalty to the Company or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under

Section 174 of the DGCL; or (iv) for any transaction from which the Director derived an improper personal benefit. In addition, the bylaws of Endocare require Endocare to indemnify its Directors and Officers to the fullest extent permitted by the laws of the State of Delaware.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Company's Compensation Committee consists of Messrs. Bernardoni, Byrnes and Gerson, none of whom were at any time during fiscal 1999 or at any other time an Officer or employee of the Company. Mr. Byrnes does, however, serve as a consultant to the Company, and receives compensation for such services, as discussed under Section entitled "Certain Transactions" herein. There are no Compensation Committee interlocks between the Company and other entities involving the Company's Executive Officers and Board members who serve as Executive Officers or Board members of such other entities.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board is comprised of Messrs. Bernardoni, Byrnes and Gerson, three non-employee Directors, who administer the Company's executive compensation programs and policies. The Company's executive compensation programs are designed to attract, motivate and retain the executive talent needed to maximize stockholder value in a competitive environment. The programs are intended to support the goal of increasing stockholder value while facilitating the business strategies and long-range plans of the Company. The following is the Compensation Committee's report submitted to the Board addressing the compensation of the Company's Executive Officers for fiscal 1999.

COMPENSATION POLICY AND PHILOSOPHY

     The Company's executive compensation policy is (i) designed to establish an appropriate relationship between executive pay and the Company's annual performance, its long-term growth objectives and its ability to attract and retain qualified Executive Officers; and (ii) based on the belief that the interests of the executives should be closely aligned with the Company's stockholders. The Compensation Committee attempts to achieve these goals by integrating competitive annual base salaries and incentive bonuses with stock options granted under the 1995 Stock Plan. In support of this philosophy, a meaningful portion of many executive's compensation is placed at-risk and linked to the financial performance of the Company. The Compensation Committee believes that cash compensation in the form of salary and incentive bonus provides Company executives with short-term rewards for success in operations, and that long-term compensation through the award of stock options encourages growth in management stock ownership which leads to expansion of management's stake in the long-term performance and success of the Company. The Compensation Committee considers all elements of compensation and the compensation policy when determining individual components of pay. The Compensation Committee is responsible to the Board for ensuring that its Executive Officers are highly qualified and that they are compensated in a manner that furthers the Company's business strategies and which aligns their interests with those of the stockholders.

EXECUTIVE COMPENSATION COMPONENTS

     As discussed below, the Company's executive compensation package is primarily comprised of base salary, incentive bonus and stock options.

     BASE SALARY AND ANNUAL INCENTIVES. For fiscal 1999, the Compensation Committee approved the base salaries of the Executive Officers based on salaries paid to Executive Officers with comparable responsibilities employed by companies with comparable businesses. The Executive Officer bonus program is designed to reward executives for individual performance and contributions to the success of and overall growth and progress of the Company. The Compensation Committee reviews Executive Officer salaries and bonus programs annually and exercises its judgment based on all the factors described above.

     STOCK OPTIONS. Stock options encourage and reward effective management which results in long-term corporate financial success, as measured by stock price appreciation. Stock options covering 250,000 shares were granted to the Executive Officers of the Company and stock options covering 236,500 shares were granted to 24 other employees of the Company during 1999 under the Company's 1995 Stock Plan. The number of options that each Executive Officer or employee was granted was based primarily on the executive's or employee's ability to enhance the Company's long-term growth and profitability. The Compensation Committee believes that option grants afford a desirable long-term compensation method because they closely ally the interests of management with stockholder value and that grants of stock options are the best way to motivate Executive Officers to improve long-term stock market performance. The vesting provisions of options granted under the 1995 Stock Plan are designed to encourage longevity of employment with the Company and generally extend over a four-year period.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee believes that Paul W. Mikus, the Company's Chief Executive Officer, provides valuable services to the Company and his compensation should therefore be competitive with that paid to executives at comparable companies. Mr. Mikus was granted stock options covering 40,000 shares in 1999. His annual base salary for fiscal 1999 was $150,000. In addition, Mr. Mikus received an annual incentive bonus of $67,406 which was paid subsequent to year-end. The factors which the Compensation Committee considered in setting his annual base salary and incentive bonus were his individual performance while he is President of the Company and pay practices of peer companies relating to executives of similar responsibility.

INTERNAL REVENUE CODE SECTION 162(m)

     Under Section 162 of the Internal Revenue Code of 1986, as amended (the "Code"), the amount of compensation paid to certain executives that is deductible with respect to the Company's corporate taxes is limited to $1,000,000 annually. It is the current policy of the Compensation Committee to maximize, to the extent reasonably possible, the Company's ability to obtain a corporate tax deduction for compensation paid to Executive Officers of the Company to the extent consistent with the best interests of the Company and its stockholders.

                                          COMPENSATION COMMITTEE

                                          Peter F. Bernardoni
                                          Robert F. Byrnes
                                          Benjamin Gerson, M.D.

                              COMPANY PERFORMANCE

     The following graph shows a comparison of cumulative total returns for the Company, the NASDAQ Stock Market -- U.S. Index and the Hambrecht & Quist Healthcare-Excluding Biotechnology Index for the period during which the Company's Common Stock has been registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The comparison assumes $100 invested on February 20, 1996 in the Common Stock with the reinvestment of all dividends, if any. Total stockholder returns for the prior period is not an indication of future returns.

                COMPARISON OF 46 MONTH CUMULATIVE TOTAL RETURN*

           AMONG ENDOCARE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX AND HAMBRECHT & QUIST HEALTHCARE-EXCLUDING BIOTECHNOLOGY INDEX

                                                     ENDOCARE, INC.               NASDAQ STOCK              HAMBRECHT & QUIST
                                                     --------------               MARKET (U.S.)               HEALTHCARE E
                                                                                  -------------                 EXCLUDING
                                                                                                              BIOTECHNOLOGY
                                                                                                            -----------------
2/20/1996                                                  100                         100                         100
12/96                                                      950                         120                         107
12/97                                                      933                         147                         127
12/98                                                      525                         207                         154
12/99                                                     2250                         374                         135

---------------
* $100 INVESTED ON 2/20/96 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING DECEMBER 31.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, neither the preceding Stock Performance Graph nor the Compensation Committee Report is to be incorporated by reference into any such prior filings, nor shall such graph or report be incorporated by reference into any future filings made by the Company under those statutes.

                              CERTAIN TRANSACTIONS

RELATIONSHIP BETWEEN ENDOCARE AND TECHNOLOGY FUNDING

     Peter F. Bernardoni has served on Endocare's Board of Directors since November, 1995. He also is a partner of Technology Funding Ltd. and an officer of Technology Funding Inc., a venture capital group. In August, 1996, Endocare obtained a two year $1,500,000 borrowing facility from four partnerships managed by Technology Funding Inc. The outstanding principal balance of $750,000 was convertible and, at the option of the holders, was converted on January 27, 1997 into 300,000 shares of Endocare Common Stock at a conversion price of $2.50 per share. Interest on the loan had accrued at a rate of 16% per year, and all $50,000 of accrued interest was converted into 20,000 shares on that same date at the same $2.50 per share. Also on January 27, 1997, the four partnerships managed by Technology Funding Inc. received an additional 12,000 shares ($50,250 total market value) to induce conversion at that time. At Endocare's election, the remaining borrowing facility was cancelled on that same date. In connection with the loan, on August 26, 1996, the partnerships also received warrants for the purchase of up to 150,000 shares of Endocare Common Stock at any time on or before August 26, 2001, at a price of $3.00 per share, and the partnerships received an origination fee of 10,000 shares of Common Stock on that same date. On April 16, 1998 and April 24, 1998, investment funds managed by Technology Funding Inc. acquired an aggregate for such two purchase dates combined of 142,857 shares of newly issued Common Stock of Endocare for $3.50 a share.

RELATIONSHIP BETWEEN ENDOCARE AND AMP

     As of December 31, 1998, the Company had advanced $171,412 to Advanced Medical Procedures LLC ("AMP"). The advances bore interest at prime plus 1% and were originally repayable beginning September 30, 2000 in equal monthly installments of principal and interest over a twelve month period. The advances were secured by the assets of AMP and Robert F. Byrnes, a former member of AMP and a member of Endocare's Board of Directors. AMP is a cryosurgical service provider. In June 1999, Endocare acquired all of the outstanding units of interest in AMP in exchange for 260,000 shares of Common Stock. Mr. Byrnes received 102,413 shares of Common Stock for his ownership interest in AMP.

RELATIONSHIP BETWEEN ENDOCARE AND BROWN SIMPSON

     On June 7, 1999 and July 30, 1999, the Company received $5,000,000 and $3,000,000, respectively, from the sale of its 7% convertible debentures due in three years (the "Debentures") to Brown Simpson Strategic Growth Fund, L.P. and Brown Simpson Strategic Growth Fund, Ltd. (the "Purchasers"). Interest is payable annually in cash or, at the Company's option, in Common Stock at a price per share based on recent bid prices prior to the date interest is paid. Under the financing arrangements, the Purchasers have options to purchase additional debentures for the aggregate principal amounts of $5,000,000 and $3,000,000. Under the circumstances described below, the Company may require the Purchasers to exercise these purchase options. The $5,000,000 principal amount of the Debentures must be repaid in full in cash on June 7, 2002, but may be converted into the Company's Common Stock in whole or in part at the Purchasers' option at any time on or prior to June 7, 2002 at a conversion price of $5.125 per share. The $3,000,000 principal amount of the Debentures must be repaid in full in cash on July 29, 2002, but may be converted into the Company's Common Stock in whole or in part at the Purchasers' option at any time, subject to certain restrictions, on or prior to July 29, 2002 at a conversion price of $6.00 per share. The conversion prices are subject to certain anti-dilution adjustments.

     In addition to the Purchasers' option to convert the $5,000,000 principal amount of the Debentures, the Company may require that the Purchasers convert the Debentures into Common Stock at a conversion price of $5.125 per share (subject to certain anti-dilution adjustments) if the bid price for the Common Stock as listed for quotation is above $8.00 per share for twenty (20) trading days during a consecutive thirty (30) trading day period, and certain other conditions are met. Subject to certain restrictions, the Company may also require that the Purchasers convert the $3,000,000 principal amount of the Debentures into Common Stock at a conversion price of $6.00 per share (subject to certain anti-dilution adjustments) if the bid price for the Common Stock as listed for the quotation is above

$9.00 per share for twenty (20) trading days during a consecutive thirty (30) trading day period, and certain other conditions are met.

     Under a securities purchase agreement, the Purchasers have a call option exercisable at any time prior to June 7, 2002 to require that the Company sell to the Purchasers an additional $5,000,000 principal amount of debentures. The additional debentures will mature three years from the date they are issued, will bear interest at 7% per annum and will be convertible in whole or in part at a conversion price of $6.75 per share (subject to certain anti-dilution adjustments). The Company has a put option to require the Purchasers to buy the $5,000,000 principal amount of additional debentures if the closing bid price for the Common Stock as listed for quotation is more than $10.00 per share for twenty (20) trading days in a consecutive thirty (30) trading day period and on the date the Company elects to exercise the put option, and if certain other conditions are met. The Purchasers also have a call option exercisable at any time prior to July 29, 2002 to require that the Company sell to the Purchasers an additional $3,000,000 principal amount of debentures. The additional debentures will mature three years from the date they are issued, will bear interest at 7% per annum and will be convertible in whole or in part at the option of the Purchaser at any time prior to maturity into Common Stock at a conversion price of $6.75 per share (subject to certain anti-dilution adjustments). The Company has a put option to require the Purchasers to buy the $3,000,000 principal amount of additional debentures if the closing bid price for the Common Stock as listed for quotation is more than $9.00 per share for twenty (20) trading days in a consecutive thirty (30) trading day period and on the date the Company elects to exercise the put option, and certain other conditions are met.

TRANSACTIONS WITH MANAGEMENT AND DIRECTORS

     In November 1999, the Company received a full recourse promissory note for $1,028,125 in connection with the sale of 175,000 shares of its Common Stock to Jerry W. Anderson, the Company's Senior Vice President, Sales and Marketing. The note bears interest at 5.99% per annum, payable annually, and the principal is payable in September 2003. The stock was sold at the fair market value of the Common Stock on the date of sale. As of December 31, 1999, the Company had loans and related accrued interest due from various other Officers totaling $93,725. The loans accrue interest at 5.41% and all interest and principal are payable on August 25, 2000.

     On January 6, 1999, Messrs. Kaganov and Byrnes were granted options for 70,000 and 50,000 shares, respectively, of the Company's Common Stock under the Company's 1995 Stock Plan. The options were granted as consideration for services to be provided in fiscal 1999 under various consulting agreements. Such options generally vest over a period of time of up to one year or upon the completion of a specific consulting project. All of the options have an exercise price of $2.03 per share, the fair market value per share of the Common Stock on the grant date.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's Directors and certain of its Officers, and persons who own more than 10% of a registered class of the Company's equity securities (collectively, "Insiders"), to file reports of ownership and changes in ownership with the Commission. Insiders are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon the copies of Section 16(a) reports which the Company received from such persons or written representations from them regarding their transactions in the Company's Common Stock, the Company believes that all reporting requirements under Section 16(a) were met for 1999 for the Company's Directors, Officers and 10% or more beneficial owners.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Any stockholder who wishes to present a proposal for action at the 2001 Annual Meeting and who wishes to have it set forth in the corresponding proxy statement and identified in the corresponding form of proxy prepared by management for such meeting must notify the Company no later than December 31, 2000 in such form as required under the rules and regulations promulgated by the Commission.

                                 ANNUAL REPORTS

     A copy of the 1999 Annual Report to Stockholders is being mailed to each stockholder of record together with this Proxy Statement. The Company has also filed with the Commission its Annual Report on Form 10-K (the "Report") for the fiscal year ended December 31, 1999. This Report contains information concerning the Company and its operations. A COPY OF THIS REPORT WILL BE FURNISHED TO STOCKHOLDERS WITHOUT CHARGE UPON REQUEST IN WRITING TO WILLIAM R. HUGHES AT 7 STUDEBAKER, IRVINE, CALIFORNIA 92618. Such reports are not a part of the Company's soliciting material.

                            PROXIES AND SOLICITATION

     Proxies for the 2000 Annual Meeting are being solicited by mail directly and through brokerage and banking institutions. The Company will pay all expenses in connection with the solicitation of proxies. Proxies may also be solicited by Directors, Officers and regular employees of the Company personally, by e-mail or by telephone. In addition, the Company has retained __________________ to aid in the solicitation of proxies at a fee estimated to be $15,000, plus expenses. The Company will reimburse banks, brokers custodians, nominees and fiduciaries for any reasonable expenses in forwarding proxy materials to beneficial owners.

     All stockholders are urged to complete, sign and promptly return the enclosed proxy card.

                                          By Order of the Board of Directors

                                          /s/  WILLIAM R. HUGHES
                                          --------------------------------------
                                               William R. Hughes
                                               Secretary

March 22, 2000
Irvine, California

                                     PROXY

                                 ENDOCARE, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned appoints Paul W. Mikus and William R. Hughes, and each of them, proxies with full power of substitution, to vote all shares of Common Stock of Endocare, Inc. (the "Company") held of record by the undersigned as of March 20, 2000, the record date with respect to this solicitation, of the Annual Meeting of Stockholders of the Company to be held at 7 Studebaker, Irvine, California 92618, beginning at 11:00 a.m., Pacific Time, on Thursday, April 20, 2000, and at any adjournments thereof, upon the following matters:

    The Board of Directors Recommends a vote FOR the following proposals:

1.  ELECTION OF DIRECTORS

   [ ]  FOR all nominees listed below (except as noted below)
   [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, LINE THROUGH OR OTHERWISE STRIKE OUT THE NOMINEE'S NAME BELOW.)

            Paul W. Mikus    Peter F. Bernardoni    Robert F. Byrnes
                             Benjamin Gerson, M.D.
               Alan L. Kaganov, Sc.D.    Michael J. Strauss, M.D.

2. APPROVAL OF THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER BY AN ADDITIONAL 30,000,000 SHARES.

                  [ ]  FOR      [ ]  AGAINST      [ ]  ABSTAIN

3. RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000.

                [ ] FOR         [ ] AGAINST          [ ] ABSTAIN

4.  OTHER MATTERS

    In their discretion, Paul W. Mikus and William R. Hughes are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 ABOVE. IF ANY NOMINEE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THEN THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON DESIGNATED BY THE BOARD OF DIRECTORS.

                                                        Dated: , 2000

                                                        ------------------------
                                                              (Signature)

                                                        ------------------------
                                                              (Signature)

                                                           Please sign exactly
                                                        as your name appears
                                                        herein. Joint owners
                                                        should each sign. When
                                                        signing as attorney,
                                                        executor, administrator,
                                                        trustee, guardian or
                                                        corporate officer,
                                                        please give full title
                                                        as such.

                                                        The signees hereby
                                                        revokes all proxies
                                                        heretofore given by the
                                                        signor to vote at said
                                                        meeting or any
                                                        adjournments thereof.